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                                                                    Exhibit 99.1


     CERTIFICATION PURSUANT TO 18 U.S. SECTION 1350, AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of GlycoGenesys, Inc. (the "Company"), hereby certifies, to his knowledge, that:

(1) the Company's quarterly report on Form 10-Q for the three months ended March 31, 2003 (the "Report") fully complies with the requirements of
     Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of and for the periods presented in the Report.

Dated:   May 15, 2003


By:      /s/ John W. Burns                  By:         /s/ Bradley J. Carver
         --------------------                           ---------------------
Name:    John W. Burns                      Name:       Bradley J. Carver
Title:   SVP, CFO & Secretary               Title:      CEO & President



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